UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2023

Commission File Number of Issuing Entity: 333-251538-01

Central Index Key Number of Issuing Entity: 0001833494

WF CARD ISSUANCE TRUST

(Exact name of issuing entity as specified in its charter)

(Issuing Entity of the Notes)

Central Index Key Number of Depositor: 0001833590

WF CARD FUNDING, LLC

(Exact name of Depositor as specified in its charter)

Central Index Key Number of Sponsor: 0000740906

WELLS FARGO BANK, NATIONAL ASSOCIATION

(Exact name of sponsor as specified in its charter)

Delaware	333-251538	94-1347393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 S. Tryon Street, Floor 18 D1086-180 Charlotte, North Carolina	28202
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code (866) 263-3059

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-22 under the Exchange Act (17 CFR 240.14a-22)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8 – Other Events.

Item 8.01.	Other Events.

On November 14, 2023, the several program agreements relating to WF Card Issuance Trust (the “Trust”) identified under Item 9.01(d) below were executed and delivered by the parties thereto.

On November 18, 2023 (the “Closing Date”), pursuant to the Receivables Purchase Agreement identified under Item 9.01(d) below, in consideration of WF Card Funding, LLC’s (“Funding”) payment of each related purchase price, Wells Fargo Bank, National Association (“WFBNA”) expects to sell and assign to Funding all of WFBNA’s right, title and interest in, to, and under the credit card receivables existing on the Closing Date and arising after the Closing Date in each credit card account (each, an “Initial Account”) that was designated on the Closing Date as an “Account” under the Transfer Agreement identified under Item 9.01(d) below.

On the Closing Date, pursuant to the Transfer Agreement, Funding expects to transfer and assign to the Trust all of Funding’s right, title and interest in, to, and under the credit card receivables existing on the Closing Date and arising after the Closing Date in each Initial Account.

Section 9 – Financial Statements and Exhibits.

Item 9.01 (d). Exhibits.

Exhibit Index

Each of the following are filed as an Exhibit to this Report.

Exhibit Number	Description

Exhibit 3.1	Amended and Restated Limited Liability Company Agreement of WF Card Funding, LLC

Exhibit 4.1	Receivables Purchase Agreement

Exhibit 4.2	Transfer Agreement

Exhibit 4.3	Amended and Restated Trust Agreement

Exhibit 4.4	Indenture

Exhibit 4.5	WFCardSeries Indenture Supplement

Exhibit 4.6	Servicing Agreement

Exhibit 4.7	Asset Representations Review Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WF CARD FUNDING, LLC
Acting solely in its capacity as depositor of WF Card Issuance Trust

By:	/s/ Bryant Owens

Name:	Bryant Owens
Title:	President

November 14, 2023